Waste Services, Inc. Investor Presentation September 2005 Exhibit 99.1

Safe Harbor for Forward-Looking Statements Certain matters discussed in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company's future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this presentation. Factors which could materially affect such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company's Form 10-K for the year ended December 31, 2004. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Company Overview Multi-regional integrated solid waste services company Strong, mature operations in Eastern and Western Canada Disposal-based growth strategy underway in the U.S. in Florida, Phoenix/Tucson and Houston Disciplined operating strategy Experienced management team Over $200 million common equity invested since 2001, largely by management and insiders $372 million of LTM revenue and $48 million of LTM Adjusted EBITDA (1) (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Business Overview Canada Stable free cash flow generation Leading market positions in Ontario, Alberta and British Columbia Favorable disposal position (with third parties) Free cash flow generator United States Well-positioned to deliver powerful organic growth with assets in place Long-lived disposal assets in Florida, Arizona and Texas provide strong platforms in those markets Population growth Changing market dynamics Tuck-in opportunities

Company Overview 2003 - 2004 Utilized mature business in Canada as platform to grow into the U.S. Purchased landfill assets in attractive growth markets Collection / transfer station acquisitions to increase landfill volumes 2006+ Continued focus on internal growth and improving return on capital Selected new market opportunities Improve credit statistics Refinance Kelso Preferred 2004 - 2005 Drive operating performance Focus on internal growth - landfill volume and collection pricing Review underperforming assets / contracts Cash management Reduce overhead Disposal Based Acquisition Strategy Refocus on the Basics Profitable Growth Transformation of Waste Services

Current Strategic Objectives Drive continued operational improvement through internal growth initiatives and aggressive cost management Review underperforming markets and contracts to improve return on capital Completed sale of underperforming assets in Jacksonville (residential contract), St. Lucie, Florida, and Western Canada in 2004 Currently reviewing portfolio of residential contracts in Florida Plan to reduce Florida municipal contract portfolio by $20 million in revenue by end of Q3 through divestiture or contract expiration - contracts contribute no EBITDA Pursue tuck-in acquisitions in existing markets to improve density and internalization Evaluate new market opportunities that fit strategic criteria; structure transactions to be credit enhancing

Senior Management Team The Company has one of the most experienced management teams in the solid waste industry David Sutherland-Yoest Chairman & Chief Executive Officer Over 20 years industry experience Former SVP - Atlantic Region, Waste Management Former Vice Chairman, President & COO, USA Waste Mark Pytosh EVP & Chief Financial Officer Over 18 years finance experience in the solid waste industry Former Managing Director at Lehman Brothers Ivan Cairns EVP, General Counsel & Corporate Secretary Former SVP & General Counsel of Laidlaw International Inc. and its predecessor for over 20 years Chuck Wilcox President & Chief Operating Officer Over 20 years industry experience Former SVP at Waste Management Bill Hulligan EVP of Operations Over 30 years industry experience Former President, Waste Management North America Stanley Sutherland EVP, Western Canada Over 35 years industry experience Previously held executive positions with Canadian Waste Services and Browning-Ferris Rob Ross VP, Eastern Canada Over 20 years industry experience Former COO, Waste Services, Inc. (Ottawa)

Disciplined Operating Strategy Landfill-based, vertically-integrated model Maximize internalization of volume Build density in collection operations to drive down unit costs Enhance asset utilization Decentralized operating management structure / centralized controls Local market business by nature Maintain uniform / integrated information systems, financial policies and controls Manage disposal assets to maximize returns and maintain rational market environment, not simply to drive growth Strong customer service and relationships Key to managing a local business effectively: reliable and efficient information systems

Focusing on the Basics Revenue Management Landfill Volume and Internalization A/R Collections Variable Cost Management Aggressively target under-priced accounts Q2 price growth (Y-o-Y) of 6.5% in collection business (3.9% excluding fuel surcharges) Q2 volume up 10% over Q1 and up 130% Y-o-Y Opened two key transfer stations in Orlando market in Q2 - will internalize >50% of market volume to JED Landfill Reduced DSO from 49 days at 9/30/04 to 44 days at 6/30/05 - goal is below 40 days Centralizing purchasing programs Fuel surcharges Recovered >60% of cost increase in Q2 New program recently implemented to more quickly adjust to price increases

Diversified Revenue Base Geography Line of Business LTM Revenue: $372 Million LTM Revenue: $372 Million

Business Mix Shift Revenue EBITDA (1) Grow Landfill and Commercial business, while rationalizing Residential Grow Landfill and Commercial business, while rationalizing Residential (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Canada Operations - Eastern Canada Revenue: $96 MM #1 or #2 market share in majority of local markets served Strategy: internal growth, greater route density, targeted price increases, and third party landfill volumes Collection Transfer Station Landfill ? MRF ? ? ? ? ? Montreal ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? The Company is a leading competitor throughout Ontario

Canada Operations - Western Canada Revenue: $59 MM #1 or #2 market share in majority of local markets served Strategy: internal growth, greater route density, targeted price increases, and third party landfill volumes ? ? ? ? ? ? ? ? ? ? ? ? Collection Transfer Station Landfill ? The Company is a leading competitor in Alberta and British Columbia

Florida Operations Daytona Beach ? ? ? ? ? ? ? ? ? ? Fort Myers ? ? ? ? ? ? Revenue: $191 MM Florida offers attractive growth characteristics Strong positions in major markets - Orlando, Tampa, Jacksonville JED Landfill is a critical strategic asset - focused on building volume Transfer stations: a key value driver for landfill volume and collection route efficiencies ? ? ? ? ? Daytona Beach ? ? ? Fort Myers ? ? ? ? ? ? ? Collection Transfer Station Landfill ? MRF ? The Company is the #2 player by revenue in central and northern Florida

Revenue: $24 MM Phoenix-Mesa is the 2nd fastest growing major metropolitan area in the U.S. The Cactus Regional Landfill, located midway between Phoenix and Tucson, is a critical strategic asset Fully integrated with collection operation, 2 transfer stations, and landfill Collection operations controlling over 1,000 tons per day: ~75% internalized Arizona Operations ? ? Collection Transfer Station Landfill ?

The Fort Bend Regional Landfill, located southwest of Houston, Texas, is a key strategic asset Transfer station located in southwest Houston opened on January 31, 2005 Focused on ramping up volumes in landfill through transfer station Potentially seek to build collection base to internalize volume to the landfill Texas Operations Transfer Station Landfill

Financial Strategy Disciplined cash management Minimize reliance on Revolver and enhance liquidity Pursue growth strategy while maintaining prudent capitalization Focus is on free cash flow and return on capital, not top-line growth Explore alternatives for refinancing Kelso Preferred Stock in 2006

LTM Financial Summary (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20. (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Capitalization and Credit Statistics Steadily Improving Credit Profile Steadily Improving Credit Profile (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Key Investment Themes Long-lived landfill assets in attractive markets - strong platforms for growth Disciplined operating strategy - focus on the basics One of the most experienced management teams in the industry Financial focus on return on invested capital and continued credit improvement

Appendix: Adjusted EBITDA EBITDA and EBITDA as defined in our credit agreement ("Adjusted EBITDA") are non-GAAP measures used by management to measure performance. We also believe that EBITDA and Adjusted EBITDA may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. In addition, management uses EBITDA, among other things, as an internal performance measure. Our lenders also use Adjusted EBITDA to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. EBITDA and Adjusted EBITDA are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies. Non-cash charges include stock-based compensation expense, foreign exchange gains and losses and other. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs. Other excludable expenses include professional fees for litigation and the re-audit of Florida Recycling, as well as severance and other costs.